                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                NOVEMBER 30, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                NEVADA                   001-14256             13-3869719
     (State or Other Jurisdiction       (Commission           (IRS Employer
           of Incorporation)            File Number)        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On November 30, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing that it has terminated its commodity sales and hedging contracts with Enron North America Corp. and certain of its affiliates. The Company exercised its rights pursuant to the early termination provisions of such contracts. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                        EXHIBIT
                        NUMBER                        EXHIBIT
                        -------                       -------
                         99.1       Press release dated November 30, 2001 entitled "Westport
                                    Terminates Enron Contracts."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTPORT RESOURCES CORPORATION

Date: November 30, 2001               By:    /s/ Howard L. Boigon
                                             -----------------------------------
                                      Name:  Howard L. Boigon
                                      Title: Vice President, General Counsel and
                                             Secretary

                                  EXHIBIT INDEX


                        EXHIBIT
                        NUMBER                        EXHIBIT
                        -------                       -------
                         99.1       Press release dated November 30, 2001 entitled "Westport
                                    Terminates Enron Contracts."

                           *Filed herewith.